Exhibit 99.1

Lehman Brothers

2004 Financial Services Conference

May 12, 20 04

Forward Looking Statement

This presentation contains forward-looking statements relating to the financial condition, results of operations and business of Sky Financial Group, Inc. Actual results could differ materially from those indicated. Among the important factors that could cause actual results to differ materially are interest rates, the success of the integration of acquisitions, changes in the mix of the company’s business, competitive pressures, general economic conditions and the risk factors detailed in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission. Sky Financial Group undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.

This presentation contains financial information adjusted to exclude the results of certain significant transactions or events not representative of ongoing operations (“non-operating items”). A reconciliation of these non-GAAP disclosures will be filed in a form 8-K.

Sky Profile

Pro forma with Second Bancorp, Inc.

$ 14.2 billion in total assets

Eight regions consolidated under Sky name

Over 290 financial centers serving communities in Ohio, Michigan, Pennsylvania, Indiana and West Virginia

Headquarters located in Bowling Green, OH

42nd largest publicly-owned holding company in U.S.

$ 2.6 billion market cap

A Record of Rapid Growth

Assets in ($ Billions)*

CAGR = 20%

1998 1999 2000 2001 2002 2003

* Excluding discontinued operations

Acquisitions

Strategic Vision

A community-based, integrated financial services company

Led by strong regional presidents who “own” the delivery channels

Characterized by high-quality operations, product/business line experts, and state-of-the-art information systems

Sky Priorities

One Company ~ One Culture

Organic growth

Growth of fee-based businesses

Organizational synergies

Sound asset quality

Acquisitions

A Platform for Organic Growth

Our goal is to be the premier sales and service organization in our regions A focus on:

Regional delivery structure

Sky Trek process

Incentive compensation

Sky Trek Sales and Service

FiNAPs* Closed Referrals

(Thousands)

219 100 227 172 232 175

2001 2002 2003

* Financial Needs Analysis Profiles

Building Relationships

Single-service 2-3 Services 4+ Services

54% 35% 11% 41% 45% 14%

December ‘01 December ‘03

Incentive Compensation Drives Performance

Every employee included in plan

All have goals in four categories:

– Profitability – Growth

– Asset quality

– Client service

All receive monthly scorecards on performance

Variable pay comprised 27.2% of total 2003 compensation

Fee-Based Business Growth

Growth platform based on community financial services relationship model

Trust assets under administration: $3.4 billion

Brokerage volume: $250 million

Annual insurance premium volume: $530 million

Mortgage servicing portfolio: $4.9 billion

Delivery though Sky banking regions via bank CEOs

Change in Fee Mix*

(Millions)

$243

$162

$81

$0

$93 $98 $120 $148 $179

1999 2000 2001 2002 2003

CAGR = 17.7%

Insurance Mortg. Banking Service Charges Trust/Brokerage Other

*Excluding discontinued/sold operations

Organization Synergies

Scalable Common Processes

Investment in technology:

– Merger-related system conversions completed within 30 days

– New CRM system in place

Investment in people

– Sky Trek implementations completed within 60 days

– Sky Trek process improvements saved $2.1 MM in 2003

Investment in process upgrades

– Improved small business lending model

– Consolidated insurance businesses under Sky name

Dedicated change-management team in place

A Consistent Level of Efficiency

Efficiency Ratio*

52.4% 52.9% 54.0% 51.8% 53.5%

1Q’03 2Q’03 3Q’03 4Q’03 1Q’04

* Excluding discontinued operations and non-operating items

A Diverse Portfolio

Total Loans of $8.6 billion as of December 31, 2003

Residential Mtg. 11%

Consumer 22%

Commercial RE 39%

C&I 28%

Sound Asset Quality

Net Charge-offs as % of Average Loans

NPL as % of Total Loans

Reserves to Total Loans

0.40 0.86 0.55 1.45 0.35 1.04 0.73 1.46 0.43 1.05 0.74 1.46 0.43 0.96 0.65 1.45 0.30 1.06 0.75 1.46

1Q’03 2Q’03 3Q’03 4Q’03 1Q’04

* Represents non-performing commercial loans backed by A-rated sureties

A Successful Acquisition Strategy

Enhancement of financial services product lines

– Insurance Buyers Service – Full-service Insurance Agency (7/03)

– Spencer Patterson – Full-service Insurance Agency (1/04)

– EOB, Inc. – Group Benefits Insurance Agency (4/04)

Expansion of geography into contiguous markets

– Metropolitan Bancorp – closed May 2003

– Great Lakes Bancorp – closed December 2003

– Second National Bancorp – scheduled to close July 2004

Greater Cleveland Region

24 Metropolitan Offices 13 Great Lakes Offices Other Sky Offices

#12 rank of Cleveland MSA

Total market share = 1.7%

Metropolitan

- $1.3 billion in assets

- Completed 4/30/03

- Accretive to earnings

Great Lakes Bancorp

- $0.2 billion in assets at acquisition

- Completed 10/19/03

- Add-on to Greater Cleveland

- Accretive to earnings and capital

Second Bancorp

Second Quarter 2004

Second National Offices Existing Sky Offices

Adds 33 offices and $2 billion in assets

Increases market share by 11.2% in combined Trumbull & Mahoning counties

Enhances west-side presence in Cleveland

Expands position in

Akron/Canton – market share increase from 1.6% to 2.0%

Provides office location and facilities upgrade opportunities

Sky Financial – 2Q 2004*

Regions (L-R)

Mid Am

Ohio Bank

Greater

Cleveland

Stark/Summit

Mahoning

Valley

Ohio Valley

Western

Pennsylvania

Pittsburgh

* Pro forma with Second Bancorp

Sky Financial Solutions

A Successful Resolution

Sold $920 million portfolio of loans

Sale completed March 2004

– Added $.20 per share to earnings

Strengthened balance sheet

– Capital

– Liquidity

Enhanced regional focus

Impact on Earnings

(Millions) 2001 2002 2003

Net Income $120.7 $127.8 $156.6

Discontinued Operations (8.0) (4.3) 3.9

Continuing Operations $128.7 $132.1 $152.7

Non-operating Items (0.4) 6.8 2.4

Core Operating Earnings 128.3 138.9 155.1

Sky Performance Goals

Operating EPS growth of 10-12%

Committed to perform among the top 25% of the 100 largest banks in the U.S. in terms of:

ROE

ROA

Efficiency ratio

Sound asset quality

Core Performance Results

2002 2003 % Change

Net income $127.8 MM $156.6 MM +22.5%

EPS $1.52 $1.73 +13.8%

Core Operating Results:*

Core Operating

Earnings $138.9 MM $155.0 MM +11.6%

Core Operating

EPS $1.65 $1.72 +4.2%

ROE 19.21% 17.06% —

ROA 1.40% 1.36% —

Efficiency 49.41% 52.79% —

*Operating results exclude merger-related expenses and significant transactions not reflective of current operations.

Earnings Per Share

Net Income

Core Operating Earnings*

$1.45 $1.55 $1.52 $1.65 $1.73 $1.72

2001 2002 2003

*Core operating earnings reflect net income, excluding discontinued operations, merger-related expenses and significant transactions not reflective of current operations.

First Quarter Results

1Q 2003 1Q 2004 % Change

Net Income $36.1MM $58.7MM +62.7%

EPS $.41 $.62 +51.2%

Core Operating Results:*

Core Oper. Earnings $35.8 $40.2 +12.1%

Core Oper. EPS $.41 $.43 +4.9%

ROE 17.25% 15.63% -

ROA 1.40% 1.34% -

Efficiency 52.39% 53.51% -

*Core operating earnings reflect net income, excluding discontinued operations, merger-related expenses and significant transactions not reflective of current operations.

Balance Sheet Growth

Loans Deposits

($ Billions)

$7.4 $8.0 $8.5 $8.7 $8.4 $8.6 $8.6 $8.5 $8.6 $8.8

1Q’03 2Q’03 3Q’03 4Q’03 1Q’04

Net Interest Margin (%)

3.80% 3.66% 3.66% 3.70% 3.69%

1Q’03 2Q’03 3Q’03 4Q’03 1Q’04

Diversified Revenue Growth

Fees as % of Total Revenues

($ Millions)

$200 $160 $120 $80 $40 $0

30.6% 32.7% 33.1% 28.5% 29.9%

1Q’03 2Q’03 3Q’03 4Q’03 1Q’04

Net-interest income Non-interest income

Balance Sheet Strength

Tangible Capital Ratio*

6.15% 5.58% 5.75% 5.99% 6.94%

1Q’03 2Q’03 3Q’03 4Q’03 1Q’04

* Tangible Equity/Tangible Assets

Earnings Per Share

Net Income Core Operating Earnings

$0.41 $0.41 $0.42 $0.44 $0.46 $0.44 $0.45 $0.43 $0.62 $0.43

1Q’03 2Q’03 3Q’03 4Q’03 1Q’04

SKYF: An Attractive Investment Opportunity*

P/E 2004 2005

SKYF 13.25x 11.82x

100 Largest Banks 14.52x 13.06x

Banks $10-20 billion 14.07x 12.58x

Price/Book: 210%

Dividend yield: 3.4%

* Based on closing stock prices as of 5/4/04

Why Buy Sky

Solid operating performance

Balance sheet strength

Aggressive performance goals

Strong growth profile

Under One Sky